UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 5, 2008 (December 1, 2008)

KINGS ROAD ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14234	95-3587522
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

468 N. Camden Drive Beverly Hills, California (Address of principal executive offices)	90210 (Zip code)

Registrant’s telephone number, including area code: 310-278-9975

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Certifying Accountant

On December 1, 2008, Kings Road Entertainment, Inc. (“we” or the “Company”) dismissed Jaspers + Hall, PC (“Jaspers”) as the Company’s independent registered public accounting firm due to the revocation of Jaspers’ registration by the Public Company Accounting Oversight Board. The Company’s decision to dismiss Jaspers was unanimously approved by the Company’s Audit Committee and Board of Directors.

Jaspers issued reports on the Company’s consolidated balance sheets as of April 30, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the years ended April 30, 2008, and 2007. The reports of Jaspers on the foregoing financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report contained a separate paragraph stating:

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 11, conditions exist which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 11. The financial statements do not include any adjustments that might result from this uncertainty.

During our two most recent fiscal years and the subsequent interim period through December 1, 2008, there were no disagreements with Jaspers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to Jaspers’ satisfaction, would have caused Jaspers to make reference to the subject matter of the disagreement in connection with its report. There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during our two most recent fiscal years and the subsequent interim period through December 1, 2008.

On December 3, 2008, we provided Jaspers with a copy of this Form 8-K and requested that Jaspers furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements within ten (10) business days of the filing of this Form 8-K. Jaspers provided us with such a letter on December 4, 2008. The letter is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Certifying Accountant

On December 1, 2008, our Audit Committee and Board of Directors approved the engagement of Haskell & White LLP (“Haskell”) as our new independent registered public accounting firm. We have not consulted with Haskell during our two most recent fiscal years and the subsequent interim period through December 1, 2008 regarding the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements, or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Jaspers + Hall, PC dated December 5, 2008 regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGS ROAD ENTERTAINMENT, INC.

Date: December 5, 2008	By:	/s/ Philip Holmes
Name: Philip Holmes
Title: Chief Executive Officer